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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 3, 2003


                               EMCORE CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)


         New Jersey                    0-22175                    22-2746503
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

145 Belmont Drive
Somerset, New Jersey                                                    08873
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (732) 271-9090
                                                    ----------------------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets.


         (a) As described in the Current Report on Form 8-K, filed November 18, 2003 (the "November 8-K") by EMCORE Corporation ("EMCORE" or the "Company"), on November 3, 2003, EMCORE sold its TurboDisc Metal Organic Chemical Vapor Deposition ("MOCVD") business to Veeco Compound Semiconductor Inc. f/k/a Veeco St. Paul Inc., a wholly owned subsidiary of Veeco Instruments Inc. ("Veeco") in a transaction valued at up to $80,000,000. The purchase price was $60,000,000 in cash at closing, and up to an additional $20,000,000 over the next two years. EMCORE will receive 50% of all revenues from this business over $40 million in each of the next two years, beginning January 1, 2004, to an aggregate maximum payout of $20 million. The purchase price was determined through arms-length negotiation. The transaction includes the assets, products, product warranty liabilities, hardware-related technology and intellectual property used primarily in the operation of this business, including the business unit's facilities located in Somerset, New Jersey. Approximately 120 employees of Emcore involved in the TurboDisc business became employees of Veeco.

              The full details of the acquisition are set forth in the Asset Purchase Agreement, dated as of November 3, 2003, by and among Veeco St. Paul Inc., Veeco Instruments Inc. and EMCORE Corporation, a copy of which is annexed to the November 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information.

              Pursuant to paragraph (b) (1) of Form 8-K, EMCORE Corporation is furnishing pro forma financial information in Exhibit 99.1, incorporated herein by reference.

         (c)  Exhibits.

              The following Exhibit is filed as part of this report:


              Exhibit 99.1 EMCORE Corporation pro forma unaudited condensed consolidated balance sheet as of September 30, 2003 and the related statement of operations for the year then ended.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMCORE CORPORATION


Date:  January 21, 2004                By: /s/ Tom Werthan
                                           -------------------------------------
                                           Name: Thomas G. Werthan
                                           Title: Chief Financial Officer

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                                  EXHIBIT INDEX

   EXHIBIT NO.      DOCUMENT
   -----------      --------

       99.1 EMCORE Corporation pro forma unaudited condensed consolidated balance sheet as of September 30, 2003 and the related statement of operations for the year then ended.